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Exhibit 32.2

Certification of CFO Pursuant to
18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

        I, Andrea K. Tarbox, Executive Vice President and Chief Financial Officer of KapStone Paper and Packaging Corporation, hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350 that:

  (1)
  The Annual Report on Form 10-K of the KapStone Paper and Packaging Corporation for the annual period ended December 31, 2017, fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

  (2)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of KapStone Paper and Packaging Corporation.

Dated: February 23, 2018

By:	/s/ ANDREA K. TARBOX Andrea K. Tarbox Executive Vice President and Chief Financial Officer

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  Exhibit 32.2
Certification of CFO Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002